SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): DECEMBER 18, 2002




                          HOLLYWOOD CASINO CORPORATION
                                HWCC-TUNICA, INC.
               (Exact name of Registrant as specified in charter)




          DELAWARE                       33-48887               75-2352412
           TEXAS                 (Commission file number)       75-2513808
(State or other jurisdiction                                 (I.R.S. employer
     of incorporation)                                      identification no.)




                         TWO GALLERIA TOWER, SUITE 2200
                                 13455 NOEL ROAD
                               DALLAS, TEXAS 75240
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (972) 392-7777


                                 ______________

ITEM 5.    OTHER EVENTS.

           On August 7, 2002, Hollywood Casino Corporation, a Delaware corporation ("HCC"), Penn National Gaming, Inc., a Pennsylvania corporation ("Penn National"), and P Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Penn National ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, and subject to the conditions thereof, HCC will become a wholly-owned subsidiary of Penn National through the merger of Merger Sub with and into HCC.

           The consummation of the transactions contemplated by the Merger Agreement was subject to, among other things, the approval of HCC's stockholders. On December 18, 2002, HCC's stockholders approved and adopted the Merger Agreement at a Special Meeting of Stockholders held for such purpose.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a) Not applicable.

           (b) Not applicable.

           (c) None.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HOLLYWOOD CASINO CORPORATION



Dated:  December 18, 2002         By:  /s/ WALTER E. EVANS
                                      ------------------------------------------
                                      Walter E. Evans
                                      Executive Vice President, General Counsel
                                      and Secretary



                                  HWCC-TUNICA, INC.



Dated:  December 18, 2002         By:  /s/ WALTER E. EVANS
                                      ------------------------------------------
                                      Walter E. Evans
                                      Executive Vice President, General Counsel
                                      and Secretary